UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2026

AUDDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40071	45-4257218
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1680 38th Street, Suite 130
Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 219-9771

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	AUUD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Warrant Exchange Agreement

On November 6, 2026, Auddia Inc. (the “Company”) and certain holders (the “Warrant Holders”) of the Company’s outstanding publicly traded warrants (the “Existing Warrants”) entered into Warrant Exchange Agreements (the “Warrant Exchange Agreements”). The Existing Warrants were previously issued pursuant to the Company’s public offering registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a prospectus dated April 24, 2026, or in the unregistered private placements that occurred on June 30, 2025, April 9, 2024 or April 17, 2023. Pursuant to the Warrant Exchange Agreements, the Warrant Holders agreed to exchange each of its Existing Warrants for two shares of the Company’s common stock (the “Common Stock”), par value $0.001 per share per Existing Warrant (the “Warrant Exchange”). As a result of the Warrant Exchange and under the Warrant Exchange Agreements, initially, a total of 580,023 Existing Warrants will be exchanged for 1,160,045 shares of Common Stock, and subject to stockholder approval, an additional 4,135,539 Existing Warrants will be exchanged for 8,271,077 shares of Common Stock.

This transaction is exempt from registration under Section 3(a)(9) of the Securities Act, as no commission or other remuneration will be paid or given directly or indirectly for such transaction.

The foregoing summary of the Warrant Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Warrant Exchange Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02.	Unregistered Sale of Equity Securities.

The disclosure set forth under the header “Warrant Exchange Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following documents are included as exhibits to this report:

Exhibit Number	Description
10.1	Form of Warrant Exchange Agreement, dated November 6, 2026, by and between the Company and various Warrant Holders.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDDIA INC.

November 6, 2026	By:	/s/ John E. Mahoney
John E. Mahoney
Chief Financial Officer

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